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                                                                    EXHIBIT 10.5

                          TECHNOLOGY PURCHASE AGREEMENT

               made as of November 4, 1996 (Pacific Standard Time)

                                     between

               SVI HOLDINGS, INC., a Nevada corporation ("Buyer"),

                                       and

                       NEW HOPE TRADING LIMITED ("Seller")





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                          TECHNOLOGY PURCHASE AGREEMENT


         This Technology Purchase Agreement ("Agreement") is made as of November 4, 1996 (Pacific Standard Time), by SVI HOLDINGS, INC., a Nevada corporation or its designee ("Buyer"), and NEW HOPE TRADING LIMITED ("Seller").

         1. Recital. This Agreement is made with reference to the following recital of essential facts:
                  1.1. Seller desire to sell, and Buyer desires to purchase, the Technology Assets (as defined below)

                  1.2. The parties, intending to be legally bound, agree as set forth below:

         2.       Definitions.    For purposes of this Agreement, the following
definitions shall apply:

                  2.1. "Breach" means a "Breach" of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision.

                  2.2. "Buyer" has the meaning defined in the first paragraph of this Agreement.

                  2.3.  "Closing" has the meaning defined in Section 3.3.

                  2.4. "Closing Date" shall have the same meaning as defined in the Divergent Agreement (as defined below).

                  2.5. "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

                  2.6. "Contemplated Transactions" means all of the ransactions contemplated by this Agreement, including:

                           (a)  the sale of the Technology Assets to Buyer;

                           (b)  the performance by Buyer and Seller of their
espective covenants and obligations under this Agreement; and

                           (c)  the sale of the Exchange Shares to Seller.

                  2.7. "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  2.8.  "Damages" has the meaning defined in Section 11.2.




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                  2.9.  "Divergent Agreement" has the meaning defined in Section
8.5.

                  2.9. "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

                  2.10.  "Exchange Shares" has the meaning defined in Section
3.2.

                  2.11. "Governmental Authorization" means any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  2.12.  "Governmental Body" means any:

                           (a)  nation, state, county, city, town, village,
district, or other jurisdiction of any nature;

                           (b)  federal, state, local, municipal, foreign, or
other government;

                           (c)  governmental or quasi-governmental authority of
any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

                           (d)  multi-national organization or body; or

                           (e)  body exercising, or entitled to exercise, any
administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

                  2.13. "Knowledge" means an individual will be deemed to have "Knowledge" of a particular fact or other matter if such individual: (a) is actually aware of such fact or other matter; or (b) has received written notice of such fact or other matter.

                  2.14. "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

                  2.15. "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

                  2.16. "Organizational Documents" means (a) the articles and memorandum or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any




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amendment to any of the foregoing.

                  2.17. "Normal Course of Trading" means an action taken by a Person will be deemed to have been taken in the "Normal Course of Trading" only if:

                           (a)  such action is consistent with the past
practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

                           (b)  such action is not required to be authorized by
the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

                           (c)  such action is similar in nature and magnitude
to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

                  2.18. "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

                  2.19. "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  2.20. "Related Person" means with respect to a particular individual:

                           (a)  each other member of such individual's Family;

                           (b)  any Person that is directly or indirectly
controlled by such individual or one or more members of such individual's
Family;

                           (c)  any Person in which such individual or members
of such individual's Family hold (individually or in the aggregate) a Material Interest; and

                           (d)  any Person with respect to which such individual
or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

         With respect to a specified Person other than an individual:

                           (a)  any Person that directly or indirectly controls,
is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

                           (b)  any Person that holds a Material Interest in
such specified Person;


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                           (c)  each Person that serves as a director, officer,
partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest;

                           (e)  any Person with respect to which such specified
Person serves as a general partner or a trustee (or in a similar capacity);

                           (h)  any Related Person of any individual described
in clause (b) or (c).

         For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means (i) any right to appoint a majority of the directors to the board of directors of another Person who is a corporation, (ii) direct or indirect beneficial ownership of voting securities or other voting interests representing at least 51% of the outstanding voting power of a Person or equity securities, or (iii) other equity interests representing at least 51% of the outstanding equity securities or equity interests in a Person.

                  2.21. "Representative" means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

                  2.22. "Securities Act" means the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

                  2.23. "Seller" has the meaning defined in the first paragraph of this Agreement.

                  2.24. "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any tax.

                  2.25. "Technology Assets" means software programs, object and source code, all associated products and know-how which together comprise packages called "dOLFin" and "dPOSit" that enables retail, wholesale, distribution, and/or manufacturing enterprises to conduct all their transactions in an integrated, computerized environment and includes all intellectual property rights of every kind in and to such programs, object and source code, products and know-how but does not include the Australian rights to such programs, object and source code, products and know-how.

                  2.26. "Threatened" means a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or any notice has been given in writing, or if any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such a claim, Proceeding, dispute, action, or other matter is likely to be commenced, taken, or otherwise pursued in the future.


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                 2.27.  "Top-up Exchange Shares" has the meaning defined in
Section 3.6(b).

         3. Sale and Transfer of Technology Assets; Closing; Additional Agreements.

                  3.1. Technology Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller will sell and transfer the Technology Assets to Buyer or Buyer's designee, and Buyer or Buyer' designee will purchase the Technology Assets from Seller.

                  3.2. Purchase Price. The purchase price (the "Purchase Price") for the Technology Assets will be 1,300,000 shares of common stock of Buyer (the "Exchange Shares").

                  3.3. Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place after all conditions specified in Sections 8 and 9 are satisfied or waived by the appropriate party and at the offices of Solomon Ward Seidenwurm and Smith at 401 B Street, Suite 1200, San Diego, California 92101, concurrently with the Closing of the Divergent Agreement. Subject to the provisions of Section 10, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 3.3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

                  3.4.  Closing Obligations.  At the Closing:

                           (a)  Seller will deliver to Buyer:

                                    (i)    a bill of sale and such other
nstruments as may be necessary or desirable, in Buyer's sole discretion, for the assignment and conveyance of marketable title to the Technology Assets to Buyer;

                                    (ii)    a certificate executed by the Seller
representing and warranting to Buyer that each of Seller's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Letter that were delivered by Seller to Buyer prior to the Closing Date in accordance with Section 6.5); and

                                    (iii)   such other documents as may be
required pursuant to Section 8 below.

                           (b)  Subject to Seller's performing all its
obligations including, in accordance with Paragraph 3.4(a) above, Buyer will deliver to Seller:

                                    (i)   certificates representing the Exchange
Shares pursuant to Section 3.2 above;

                                    (ii)  a certificate executed by Buyer to the
effect that, except as otherwise stated in such certificate, each of Buyer's representations and warranties in this Agreement


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was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date; and

                  3.5. Lock-up of Seller. Except upon the written consent of Buyer, Seller agrees not to, directly or indirectly, offer, sell, transfer, pledge, assign, hypothecate or otherwise, encumber the Exchange Shares or Top-up Exchange Shares, or otherwise dispose of any interest therein under Rule 144 or otherwise, for a period of not less than six (6) months following the date of receipt of Purchase Price by Seller. An appropriate legend will be marked on the face of the certificates representing the Exchange Shares and Top-up Exchange Shares.

                  3.6.  Repurchase Agreement.

                           (a)  If the average of the closing bid and asked
price of the Exchange Shares is less than Sixty United States Cents (U.S. $0.60) for ten (10) consecutive trading days, at some future time within six (6) months of the Closing Date, then, at Seller's option, to be exercised in writing within ten (10) days of the occurrence, Buyer shall return to Seller the Technology Assets in exchange for the Exchange Shares and refund of the Purchase Price under the Divergent Agreement. Buyer shall not sell, encumber or otherwise deal with or transfer or grant any interest in the Technology Assets until the period within which Seller is to exercise such option has lapsed. Buyer also acknowledges its obligation under the Divergent Agreement not to sell, encumber, or otherwise deal with or transfer or grant any interest in the shares purchased by Buyer pursuant to the Divergent Agreement until the period within which Seller is to exercise such option has lapsed. Such restriction or transfer does not preclude a transfer of such shares to a subsidiary of Buyer if the subsidiary undertakes to comply with this agreement.

                           (b)  [Deleted]

                  3.7.  Piggyback Registration Rights.

                           (a)  Buyer shall promptly give to Seller written
notice of its decision to register any of its securities under the Act (other than on SEC forms S-4 or S-8) and shall use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, any or all of the Exchange Shares or Top-up Exchange Shares which Seller may specify in a written request made within fifteen (15) days after receipt of the written notice from Buyer.

                           (b)  If, on the date six (6) months following the
Closing Date, Buyer has not registered the Exchange Shares, and the Top-up Exchange Shares, then Buyer will register the Exchange Shares and the Top-up Exchange Shares. (c) All registration expenses, except for filing fees, incurred in connection with any registration, qualification or compliance including, without limitation, printing expenses, fees and disbursements of counsel for Buyer, blue sky fees and expenses, and the expense of any special audits or accounting services incident to such registration shall be borne by Buyer.

         4. Representations and Warranties of Seller. Seller represents and warrants to Buyer as


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follows:

                  4.1. Organization and Good Standing. Seller is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate authority to conduct its business as it is now being conducted, and to own or use the properties and assets that it purports to own or use. Seller is duly qualified to do business under the laws of each jurisdiction where applicable law requires such qualification. Seller shall provide Buyer with a copy of all its Organizational Documents within 14 days after execution of this Agreement.

                  4.2.  Authority; No Conflict.

                           (a)  This Agreement constitutes the legal, valid, and
binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

                           (b)  Neither the execution and delivery of this
Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                                    (i)    contravene, conflict with, or result
in a violation of (A) any provision of the Organizational Documents of Seller, or (B) any resolution adopted by the board of directors or the shareholders of Seller;

                                    (ii)    to the best of Seller's Knowledge,
contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which Seller, or the Technology Assets, may be subject;

                                    (iii)    to the best of Seller's Knowledge,
contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Seller that relates to the Contemplated Transactions;

                                    (iv)    result in the imposition or creation
of any Encumbrance upon or with respect to any of the assets owned or used by Seller.

         Seller is not nor will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                  4.3. Title to Assets. Seller is, and as of the Closing Date will be, the sole and absolute owner of the Technology Assets and has and will have as of the Closing Date good and marketable title to the Technology Assets, free and clear of any security interests, conditional sales agreements, liens, claims, charges, reversions, reservations, restrictions, preferential rights of purchase,


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encumbrances, encroachments, burdens or other defects of title. There has been no grant, assignment or other transfer of any rights in the Technology Assets other than in accordance with the written agreement between Seller and Divergent Technologies, Pty., Ltd. to distribute the Technology Assets in Australia; a true and unamended copy of which has been delivered to Buyer.

                  4.4. Legal Proceedings; Orders. There are no Proceedings by or against Seller or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Seller and, to the best of Seller's Knowledge, no such Proceeding has been Threatened or is pending.

                  4.5.  Intellectual Property.

                           (a)      Agreements.  To the best of Seller's
Knowledge, Schedule 1 to this Agreement contains a complete and accurate list and summary description, including any royalties paid or received by Seller, of all agreements and contracts relating to the Technology Assets to which Seller is a party or by which Seller is bound. There are no outstanding and, to Sellers' Knowledge, no Threatened disputes or disagreements with respect to any such agreement.

                           (b)      Know-How.   To the best of Seller's
Knowledge, the Technology Assets include all know-how necessary for the use, operation, marketing, sale, licensing, and further development of the Technology Assets by Buyer.

                           (c)      Patents.  To the best of Seller's Knowledge,
Schedule 1 to this Agreement contains a complete and accurate list and summary description of all patents related to or incorporated within the Technology Assets. Seller is the owner of all right, title, and interest in and to each of the patents, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims. No such patent is infringed or, to Seller's best Knowledge, no such patent infringes or is alleged to infringe any patent of any third party.

                           (d)      Trademarks.  To the best of Seller's
Knowledge, Schedule 1 to this Agreement contains a complete and accurate list and summary description of all trademarks, tradenames, and service marks used in connection with the Technology Assets. Seller is the owner of all right, title, and interest in and to each of such marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims. No such mark is infringed or, to Seller's best Knowledge, no such mark infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

                           (e)      Copyrights.  Schedule 1 to this Agreement
contains a complete and accurate list and summary description of all copyrights used in connection with the Technology Assets. Seller is the owner of all right, title, and interest in and to each of the copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims. To the best of Seller's Knowledge, no such copyright is infringed or infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

                           (6)      Trade Secrets.  The Technology Assets
nclude all trade secrets, confidential information, customer lists, software, technical information, data, process technology,


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plans, and drawings, materially necessary for the use, operation, marketing, sale, licensing, and further development of the Technology Assets by Buyer.

                  4.6.  Disclosure.

                           (a)  To the best of Seller's Knowledge, no
representation or warranty of Seller in this Agreement omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. The exhibits and schedules attached or prepared in connection with this Agreement are accurate and complete and not misleading.

                           (b)  To the best of Seller's Knowledge, no notice
given pursuant to Section 6.5 will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

                           (c)  To the best of Seller's Knowledge, there is no
fact known to any Seller that has specific application to the Technology Assets and that materially adversely affects or, as far as any Seller can reasonably foresee, materially threatens, the use, marketability, or value of the Technology Assets.

                  4.7. Brokers or Finders. Except for a South African finder who is entitled to receive compensation equal to one percent of the Purchase Price from each of Buyer and Seller (for a total of two percent) for services rendered, Seller and their agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

                  4.8. Investment Intent. Seller is acquiring the Exchange Shares and Top-up Exchange Shares, if any, for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act.

                  4.9.  Seller is a Sophisticated and Accredited Investor.

                           (a)  Seller, or Seller's advisors (who are
unaffiliated with and who are not compensated by Buyer or an affiliate or agent of Buyer, directly or indirectly) have such knowledge and experience in financial, tax, and business matters in order (i) to enable Seller to use the information made available to Seller in connection with the Contemplated Transactions to fully evaluate the risks associated with such an investment,
(ii) to make an informed investment decision, and (iii) to protect Seller's interest in connection with the Contemplated Transactions.

                           (b)  Seller is qualified as accredited investors as
such term is defined under the Securities Act.

         5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:


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                  5.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

                  5.2.  Authority; No Conflict.

                           (a)  This Agreement constitutes the legal, valid, and
binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

                           (b)  Neither the execution and delivery of this
Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

                                    (i)    any provision of Buyer's
Organizational Documents;

                                    (ii)    any resolution adopted by the board
of directors or the stockholders of Buyer;

                                    (iii)    any Legal Requirement or Order to
which Buyer may be subject; or

                                    (iv)    any Contract to which Buyer is a
party or by which Buyer may be bound.

         Except as set forth in Part 5.2 of the Disclosure Letter, Buyer is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                  5.3. Certain Proceedings. There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been Threatened.

                  5.4. Brokers or Finders. Except for a South African finder who is entitled to receive compensation equal to one percent of the Purchase Price from each of Buyer and Seller (for a total of two percent) for services rendered, Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

         6.  Covenants of Seller Prior to Closing Date.


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                  6.1. Access and Investigation. Between the date of this
Agreement and the Closing Date, Seller will afford Buyer and its Representatives and prospective lenders and their Representatives (collectively, "Buyer's Advisors") full and free access to Seller's contracts, research and engineering data, and books and records that relate in any way to the Technology Assets, and other documents and data as Buyer may reasonably request.

                  6.2. Negative Covenant. Between the date of this Agreement and the Closing Date, Seller shall not: (a) do or omit to do anything as a result of which any representation or warranty of Seller set forth in this Agreement would be untrue or misleading if given at any time before Closing; or (b) alter, modify or amend its Organizational Documents.

                  6.3. Required Approvals. As promptly as practicable after the date of this Agreement, Seller will make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, Seller will cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions.

                  6.4. Notification. Between the date of this Agreement and the Closing Date, Seller will promptly notify Buyer in writing if Seller becomes aware of any fact or condition that causes or constitutes a Breach of any of Seller's representations and warranties as of the date of this Agreement, or if such Seller becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.

                  6.5. No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Section 10, Seller will not, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale or other transfer of the Technology Assets.

                  6.6. Best Efforts. Between the date of this Agreement and the Closing Date, Seller will use its Best Efforts to cause the conditions in Sections 8 and 9 to be satisfied.

         7. Covenant of Buyer Prior to Closing Date. Buyer will use its Best Efforts to cause the conditions in Sections 8 and 9 to be satisfied.

         8. Conditions Precedent to Buyer's Obligation to Close. Buyer's obligation to purchase the Technology Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

                  8.1. Accuracy of Representations. All of Seller's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually and subject to qualifications set forth in such representations and warranties),


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must have been accurate in all material respects as of the date of this
Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

                  8.2. Seller's Performance. All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

                  8.3. No Proceedings. There must not have been commenced or Threatened any proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

                  8.4. No Prohibition. Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise formally proposed by or before any Governmental Body.

                  8.5. Consummation of Divergent Technologies Pty, Ltd Transaction. Buyer must have, either prior to or concurrently with the Closing, consummated the purchase of Divergent Technologies Pty, Ltd Ordinary Shares pursuant to that certain agreement among Buyer, Landreef Pty. Ltd. and Hookmond Pty. Ltd. (the "Divergent Agreement").

                  8.6 [Deleted]

         9. Conditions Precedent to Seller's Obligation to Close. Seller's obligation to sell the Technology Assets and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

                  9.1. Accuracy of Representations. All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

                  9.2. Buyer's Performance. All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

                  9.3. No Injunction. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits the sale of the Technology Assets by Seller to Buyer, and

(b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

                  9.4. Consummation of Divergent Technologies, Pty. Ltd. Transaction. The sale of shares pursuant to the Divergent Agreement must have been consummated prior to or concurrently with the Closing.

         10.  Termination.

                  10.1. Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

                           (a)  by either Buyer or Seller if a material Breach
of any provision of this Agreement has been committed by the other party and such Breach has not been waived or cured on or before fourteen (14) days after written notice from the non-breaching party;

                           (b)  (i) by Buyer if any of the conditions in Section
8 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in Section 9 has not been satisfied of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date;

                           (c)  by mutual consent of Buyer and Seller; or

                           (d)  by either Buyer or Seller if the Closing has not
occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before November 30, 1996, or such later date as the parties may agree upon.
10.2. Effect of Termination. Each party's right of termination under Section
10.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 10.1, all further obligations of the parties under this Agreement will terminate, provided, however, that if this Agreement is terminated by a party because of the Breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

         11.  Indemnification; Remedies.

                  11.1. Survival. All representations, warranties, covenants, and obligations in this Agreement, and any other certificate or document delivered pursuant to this Agreement, will survive the Closing.

                  11.2. Indemnification and Payment of Damages by Seller. Seller will indemnify and hold harmless Buyer for, and will pay to Buyer the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

                           (a)  any Breach of any representation or warranty
made by such Seller in this Agreement or any other certificate or document delivered by Seller pursuant to this Agreement;

                           (b)  any Breach of any representation or warranty
made by such Seller in this Agreement as if such representation or warranty were made on and as of the Closing Date; or

                           (c)  any Breach by such Seller of any covenant or
obligation of such Seller in this Agreement;

         The remedies provided in this Section 11.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Indemnified Persons.

                  11.3. Indemnification and Payment of Damages by Buyer. Buyer will indemnify and hold harmless Seller, and will pay to Seller the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement, (b) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement, or (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions.

                  11.4. Time Limitations. If the Closing occurs, Seller will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the second anniversary of the Closing Buyer notifies the Seller of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Buyer; a claim for indemnification or reimbursement not based upon any representation or warranty or any covenant or obligation to be performed and complied with prior to the Closing Date, may be made at any time. If the Closing occurs, Buyer will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the second anniversary of the Closing Seller notify Buyer of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Seller.

                  11.5.  Procedure for Indemnification--Third Party Claims.

                           (a)  Promptly after receipt by an indemnified party
under Section 11.2 or 11.3 of notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                           (b)  If any Proceeding referred to in Section 11.5(a)
is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 11 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding,
(i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

                           (c)  Notwithstanding the foregoing, if an indemnified
party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

                           (d)  Seller and Buyer hereby consent to the non-
exclusive jurisdiction of any court in which a Proceeding is brought against any Indemnified Person for purposes of any claim that an Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein, and agree that process may be served on Seller with respect to such a claim anywhere in the world.

                  11.6. Procedure for Indemnification--Other Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

         12.  Covenant Not To Compete.

                  12.1. For a period of three years after the Closing Date, to the extent permitted by applicable law:

                           (a)  Seller will not, directly or indirectly, engage
or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, or control of, be employed by, associated with, or in any manner connected with, lend any Seller's name or any similar name to, lend Seller's credit to, or render services or advice to, any business in any country of the world within which Buyer does business whose products or activities compete in whole or in part with the products or activities of Seller; provided, however, that Seller may purchase or otherwise acquire up to (but not more than) five percent (5%) of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934. Seller agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

                           (b)  Seller will not, directly or indirectly, either
for themselves or any other Person, (A) induce or attempt to induce any employee of Buyer to leave the employ of Buyer, (B) in any way interfere with the relationship between Buyer and any employee of Buyer, (C) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of Buyer, or (D) induce or attempt to induce any customer, supplier, licensee, or business relation of Buyer to cease doing business with Buyer, or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of Buyer.

                           (c)  Seller will not, directly or indirectly, either
for themselves or any other Person, solicit the business of any Person known to Seller to be a customer of Buyer, whether or not any Seller had personal contact with such Person, unless Seller's solicitation of such Person is done in connection with a business that is not competitive with that of Buyer.

                  12.2. In the event of a breach by Seller of any covenant set forth in Subsection 12.1 of this Agreement, the term of such covenant will be extended by the period of the duration of such breach.

                  12.3. Seller will not, at any time during or after the three-year period, disparage Buyer, or any of their shareholders, directors, officers, employees, or agents. Buyer may serve notice upon each such employer that Seller is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions thereof.

                  12.4. In addition to Buyer's right to damages and any other rights it may have, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of this Section Seller agrees that money damages alone would be inadequate to compensate the Buyer and would be an inadequate remedy for such breach.

                  12.5. If a court of competent jurisdiction holds that the obligations of Seller pursuant to this covenant are unenforceable due to the duration, geographical area and scope of this covenant, then such duration, geographical area or scope of this covenant shall be reduced to the least degree necessary to render this covenant enforceable.

         13.  General Provisions.

                  13.1. Expenses. Except as otherwise expressly agreed to by the parties in writing, each party to this Agreement will bear expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including the fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

                  13.2. Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as Buyer determines.

                  13.3. Confidentiality. Buyer and Seller will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of Buyer and Seller to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party,
(b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

         If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, Seller waive, and will upon Buyer's request cause the Seller to waive, any cause of action, right, or claim arising out of the access of Buyer or its representatives to any trade secrets or other confidential information of the Seller except for the intentional competitive misuse by Buyer of such trade secrets or confidential information.

                  13.4. Notices. Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (a) hand delivery to the other party, (b) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph), (c) fourteen business days after the Notice has been deposited with the United States postal service as first class certified mail, return receipt requested, postage prepaid, and addressed to the party as set forth below, or (d) the next business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

         To Buyer:         Barry M. Schechter
                           Chief Executive Officer
                           SVI Holdings, Inc.
                           9364 Cabot Drive, Suite B
                           San Diego, CA 92126
                           Phone:  (619) 693-4344
                           Fax:  (619) 693-3518

         Copy to:          Norman L. Smith, Esq.
                           Solomon Ward Seidenwurm & Smith
                           401 B Street, Suite 1200
                           San Diego, CA 92101
                           Phone:  (619) 231-0303
                           Fax:  (619) 231-4755

         To Seller:        New Hope Trading Limited
                           Chemin Des Trois Portes 11
                           2006 Neuchatel, Switzerland
                           Phone: 413 824 9440
                           Fax:     413 824 6321

         Copy to:          Divergent Technologies Pty Ltd
                           Level 1, 35 Spring Street
                           Bondi Junction
                           Sydney, Australia NSW 2022
                           Phone:  612-389-3555
                           Fax:  612-387-7110

Each party shall make a reasonable, good faith effort to ensure that it will accept or receive Notices to it that are given in accordance with this paragraph. A party may change its address for purposes of this paragraph by giving the other party(ies) written notice of a new address in the manner set forth above.

                  13.5. Jurisdiction; Service of Process. Except as provided below, all actions and proceedings arising in connection with this Agreement must be tried and litigated exclusively in the State and Federal courts located in the County of San Diego, State of California, which courts have personal jurisdiction and venue over each of the parties to this Agreement for the purpose of adjudicating all matters arising out of or related to this Agreement. Each party authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices set forth in this Agreement.

                  13.6. Further Assurances. Each party to this Agreement shall execute and deliver all instruments and documents and take all actions as may be reasonably required or appropriate to carry out the purposes of this Agreement.

                  13.7. Waiver. Any waiver of a default or provision under this Agreement must be in writing. No such waiver constitutes a waiver of any other default or provision concerning the same or any other provision of this Agreement. No delay or omission by a party in the exercise of any of its rights or remedies constitutes a waiver of (or otherwise impairs) such right or remedy. A consent to or approval of an act does not waive or render unnecessary the consent to or approval of any other or subsequent act.

                  13.8. Entire Agreement and Modification. This Agreement and all documents specifically referred to and executed in connection with this
Agreement: (a) contain the entire and final agreement of the parties to this Agreement with respect to the subject matter of this Agreement, and (b) supersede all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of this Agreement. This Agreement may be modified only by a contract in writing executed by the party to this Agreement against whom enforcement of the modification is sought.

                  13.9. Assignments, Successors, and No Third-Party Rights. Seller may not voluntarily or by operation of law assign, hypothecate, delegate or otherwise transfer or encumber all or any part of its rights, duties or other interests in this Agreement without the prior written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion. Any such transfer in violation of this paragraph is void. Subject to the foregoing and any other restrictions on transferability contained in this Agreement, this Agreement is binding upon and inures to the benefit of the successors-in-interest and assigns of each party to this Agreement. Nothing in this Agreement is intended to confer any rights or remedies on any person or entity other than the parties to this Agreement and their respective successors-in-interest and permitted assignees, unless such rights are expressly granted in this Agreement to another person specifically identified as a "Third Party Beneficiary."

                  13.10. Severability. Each provision of this Agreement is valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement (or the application of such provision to any person or circumstance) is or becomes invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, are not affected by such invalidity or unenforceability.

                  13.11. Section Headings, Construction. The headings of the paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

                  13.12. Time of Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

                  13.13. Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of California, irrespective of California's choice-of-law principles.

                  13.14. Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original and all of which together constitute one document. All exhibits attached to and referenced in this Agreement are incorporated into this Agreement.

                  13.15. Arbitration. Any dispute, controversy or claim arising out of or related to this Agreement shall be finally settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

                           (a)  In the event of any conflict between these Rules
and this Section, the provisions of this Section will govern. The arbitration shall take place in San Diego, California. The selection of an arbitrator shall be approved by agreement between the parties to this Agreement or, if the parties cannot so agree within 30 days after written notice by either party that it intends to seek arbitration with respect to a particular dispute, such arbitrator shall be appointed by Presiding Judge of the Superior Court for the County of San Diego, California.

                           (b)  The arbitration shall be conducted in the
English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. In arriving at their award, the arbitrators shall make every effort to find a solution to the dispute in the provisions of this Agreement and shall give full effect to all parts thereof. If a solution cannot be found in the provisions of the Agreement, the arbitrators shall apply the laws of the state of California. (c) The parties agree that after either has filed a notice of demand for arbitration of any dispute subject to arbitration under this Agreement, they shall, upon request, make discovery and disclosure of all materials relevant to the subject of the dispute. The arbitrators shall make the final determination as to any discovery disputes between the parties. Examination of witnesses by the parties and by the arbitrators shall be permitted. A written transcript of the hearing shall be made and furnished to the parties. The cost of this transcript shall be borne equally by the parties.

                           (d)  The arbitrators shall state the reasons upon
which the award is based. The award of the arbitrators shall be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for a judicial acceptance of the award and an order for enforcement.

BUYER:                         SVI HOLDINGS, INC.,
                               a Nevada corporation
                               By:/s/Barry Schechter
                                  --------------------------
                                    Barry Schechter
                                    Chief Executive Officer

Seller:                        New Hope Trading Limited, a BVI corporation

                               By: /s/ M. Baskin
                                  --------------------------

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
     1.  Recital..................................................................................................1

     2.  Definitions..............................................................................................1

     3.  Sale and Transfer of Technology Assets; Closing; Additional Agreements...................................5

         3.1.  Technology Assets..................................................................................5

         3.2.  Purchase Price.....................................................................................5

         3.3.  Closing............................................................................................5

         3.4.  Closing Obligations................................................................................5

         3.5.  Lock-up of Seller..................................................................................6

         3.6.  Repurchase Agreement...............................................................................6

         3.7.  Piggyback Registration Rights......................................................................6

     4.  Representations and Warranties of Seller.................................................................7

         4.1.  Organization and Good Standing.....................................................................7

         4.2.  Authority; No Conflict.............................................................................7

         4.3.  Title to Assets....................................................................................8

         4.4.  Legal Proceedings; Orders..........................................................................8

         4.5.  Intellectual Property..............................................................................8

         4.6.  Disclosure.........................................................................................9

         4.7.  Brokers or Finders.................................................................................9

         4.8.  Investment Intent..................................................................................9

         4.9.  Seller is a Sophisticated and Accredited Investor..................................................9

     5.  Representations and Warranties of Buyer.................................................................10

         5.1.  Organization and Good Standing....................................................................10

         5.2.  Authority; No Conflict............................................................................10

         5.3.  Certain Proceedings...............................................................................10

         5.4.  Brokers or Finders................................................................................11

     6.  Covenants of Seller Prior to Closing Date...............................................................11

         6.1.  Access and Investigation..........................................................................11

         6.2.  Negative Covenant.................................................................................11

         6.3.  Required Approvals................................................................................11

         6.4.  Notification......................................................................................11

         6.5.  No Negotiation....................................................................................11

         6.6.  Best Efforts......................................................................................11

     7.  Covenant of Buyer Prior to Closing Date.................................................................12

     8.  Conditions Precedent to Buyer's Obligation to Close.....................................................12

         8.1.  Accuracy of Representations.......................................................................12

         8.2.  Seller's Performance..............................................................................12

         8.3.  No Proceedings....................................................................................12

         8.4.  No Prohibition....................................................................................12

         8.5.  Consummation of Divergent Technologies Pty, Ltd Transaction.......................................12

         8.6  Disclosure Letter..................................................................................12

     9.  Conditions Precedent to Seller's Obligation to Close....................................................12

         9.1.  Accuracy of Representations.......................................................................13

         9.2.  Buyer's Performance...............................................................................13

         9.3.  No Injunction.....................................................................................13

         9.4.  Consummation of Divergent Technologies, Pty. Ltd. Transaction.....................................13

     10.  Termination............................................................................................13

         10.1.  Termination Events...............................................................................13

         10.2.  Effect of Termination............................................................................14

     11.  Indemnification; Remedies..............................................................................14

         11.1.  Survival.........................................................................................14

         11.2.  Indemnification and Payment of Damages by Seller.................................................14

         11.3.  Indemnification and Payment of Damages by Buyer..................................................14

         11.4.  Time Limitations.................................................................................15

         11.5.  Procedure for Indemnification--Third Party Claims................................................15

         11.6.  Procedure for Indemnification--Other Claims......................................................16

     12.  Covenant Not To Compete................................................................................16

     13.  General Provisions.....................................................................................17

         13.1.  Expenses.........................................................................................17

         13.2.  Public Announcements.............................................................................17

         13.3.  Confidentiality..................................................................................17

         13.4.  Notices..........................................................................................18

         13.5.  Jurisdiction; Service of Process.................................................................19

         13.6.  Further Assurances...............................................................................19

         13.7.  Waiver...........................................................................................19

         13.8.  Entire Agreement and Modification................................................................19

         13.9.  Assignments, Successors, and No Third-Party Rights...............................................19

         13.10.  Severability....................................................................................20

         13.11.  Section Headings, Construction..................................................................20

         13.12.  Time of Essence.................................................................................20

         13.13.  Governing Law...................................................................................20

         13.14.  Counterparts....................................................................................20

         13.15.  Arbitration.....................................................................................20

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